UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 7, 2009

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.        Costs Associated with Exit or Disposal Activities.

Paragraphs 1 and 2 of page 1 of the Company’s press release attached hereto at Exhibit 99.1, which describe certain cost reduction measures both committed to and announced by ON Semiconductor Corporation (the “Company”) on January 7, 2009, are hereby incorporated by reference into this Item 2.05.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

                         Compensatory Arrangements of Certain Officers.

Paragraph 1 of page 1 of the Company’s press release attached hereto at Exhibit 99.1, which describes certain cost reduction measures implemented with respect to our senior executives, including all of the Company’s named executive officers, is hereby incorporated by reference into this Item 5.02.

Item 8.01.        Other Events.

On January 7, 2009, the Company revised its fourth quarter 2008 outlook provided in its earnings release and on its conference call on October 30, 2008. This updated guidance, which can be found in paragraphs 1 and 2 of page 2 of the Company’s press release attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	ON Semiconductor Press Release dated January 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date:	January 9, 2009	By:	/s/ Donald A. Colvin
Name: Donald A. Colvin Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	ON Semiconductor Press Release dated January 7, 2009